EXHIBIT 99.1

Just Energy Announces Granting of Reverse Vesting Order and Stay Extension

TORONTO, Nov. 03, 2022 (GLOBE NEWSWIRE) -- Just Energy Group Inc. (“Just Energy” or the “Company”) (NEX:JE.H; OTC:JENGQ), a retail provider specializing in electricity and natural gas commodities and bringing energy efficient solutions and renewable energy options to customers, today announced that the Ontario Superior Court of Justice (Commercial List) (the “Court”) has granted an order (the “Reverse Vesting Order”) that, among other things, (i) approves the transactions (the “Transaction”) provided for under the previously announced transaction agreement entered into on August 4, 2022 (as amended from time to time, the “Transaction Agreement”) among Just Energy and the lenders under the Company’s debtor-in-possession financing facility, one of their affiliates and the holder of certain assigned secured claims (collectively, the “Purchaser”); and (ii) extends the stay period under the Companies’ Creditors Arrangement Act (the “CCAA”) to January 31, 2023 (the “Stay Extension”).

The closing of the Transaction is currently expected to occur in December 2022, subject to the recognition of the Reverse Vesting Order in the Company’s Chapter 15 case in the Bankruptcy Court of the Southern District of Texas, Houston Division (the “U.S. Court”), which will be sought on December 1, 2022, and the satisfaction or waiver of the other conditions to closing, including receipt of certain regulatory approvals. On the closing of the Transaction, the Purchaser will own all of the outstanding equity of Just Energy (U.S.) Corp., which will be the new parent company of all of the Just Energy Entities (as defined in the Transaction Agreement, other than those entities excluded pursuant to the terms of the Transaction Agreement), including the Company, and the Just Energy Entities will continue their normal business and operations in the ordinary course. All currently outstanding shares, options and other equity of Just Energy will be cancelled or redeemed for no consideration and without any vote of the existing shareholders. Under the Transaction, there will be no recovery for the Just Energy Entities’ general unsecured creditors, including the holders of Just Energy’s USD $205.9 million term loan (the “Term Loan”) and the holders of Just Energy’s 7.0% subordinated notes due September 15, 2026 (the “Notes”), unless expressly classified as “Assumed Liabilities” pursuant to the Transaction Agreement. Liabilities that will not be retained, including the Term Loan and the Notes, will be transferred to newly formed corporations (the “ResidualCos”), along with excluded assets, under the Transaction Agreement. The Company expects that there will not be any recoveries available from the ResidualCos.

Implementation of the Transaction is subject to the condition that Just Energy, and the other Just Energy Entities, will have ceased to be a reporting issuer under any Canadian or U.S. securities laws, and that no Just Energy Entity will become a reporting issuer under any Canadian or U.S. securities laws as a result of completion of the Transaction. In connection with the completion of the Transaction, the Company intends to: (i) apply for an order from Canadian securities administrators that it will cease to be a reporting issuer under Canadian securities laws immediately prior to the effective date of the Transaction; and (ii) file to suspend its reporting obligations under U.S. securities laws. Additionally, the Company intends to submit an application to de-list its common shares from trading on the NEX on or before the closing of the Transaction. The Company’s common shares are also quoted on the OTC Pink Sheets. Concurrent with the delisting from the NEX, the Company expects that the common shares will cease trading on the OTC Pink Sheets.

The Stay Extension allows the Company to continue to operate in the ordinary course of business prior to closing the Transaction.

FURTHER INFORMATION

The above descriptions are summaries only and are subject to the terms of the Transaction Agreement, a copy of which is available on the Monitor’s website and on the SEDAR website at www.sedar.com, on the U.S. Securities and Exchange Commission’s website at www.sec.gov and on Just Energy’s website at https://investors.justenergy.com/.

Just Energy’s legal advisors in connection with the ongoing CCAA and Chapter 15 proceedings are Osler, Hoskin & Harcourt LLP and Kirkland & Ellis LLP. The Company’s financial advisor is BMO Capital Markets.

Further information regarding Just Energy’s CCAA proceedings is available at the Monitor’s website at http://cfcanada.fticonsulting.com/justenergy/ and at the Omni Agent Solutions case website at https://cases.omniagentsolutions.com/?clientId=3600. Information about Just Energy’s CCAA proceedings generally can also be obtained by contacting the Monitor by phone at 416-649-8127 or 1-844-669-6340, or by email at justenergy@fticonsulting.com.

About Just Energy Group Inc.

Just Energy is a retail energy provider specializing in electricity and natural gas commodities and bringing energy efficient solutions, carbon offsets and renewable energy options to customers. Currently operating in the United States and Canada, Just Energy serves residential and commercial customers. Just Energy is the parent company of Amigo Energy, Filter Group, Hudson Energy, Interactive Energy Group, Tara Energy, and Terrapass. Visit https://investors.justenergy.com/ to learn more.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, including statements with respect to: anticipated timing of required court approvals and regulatory approvals, the Company ceasing to be a reporting issuer, delisting of the common shares of the Company from the NEX and OTC Pink Sheets, and expectations with respect to completion of the Transaction and the anticipated timing to close the Transaction. These statements are based on current expectations that involve several risks and uncertainties which could cause actual results to differ from those anticipated. These risks include, but are not limited to, risks with respect to: satisfaction of the conditions precedent to consummation of the Transaction, including approval thereof by the U.S. Court and receipt of all required regulatory approvals; the ability of the Just Energy Entities to continue as a going concern following consummation of the Transaction; the anticipated benefits of the Transaction; the outcome of any potential litigation with respect to the February 2021 extreme weather event in Texas; the outcome of proceedings under the CCAA and similar legislation in the United States; the outcome of any invoice dispute with the Electric Reliability Council of Texas, Inc.; the impact of the COVID-19 pandemic on the Company’s business, operations and sales; the Company’s ability to access sufficient capital to provide liquidity to manage its cash flow requirements; general economic, business and market conditions; the ability of management to execute its business plan; levels of customer natural gas and electricity consumption; extreme weather conditions; rates of customer additions and renewals; customer credit risk; rates of customer attrition; fluctuations in natural gas and electricity prices; interest and exchange rates; actions taken by governmental authorities including energy marketing regulation; increases in taxes and changes in government regulations and incentive programs; changes in regulatory regimes; results of litigation and decisions by regulatory authorities; competition; and dependence on certain suppliers. Additional information on these and other factors that could affect Just Energy’s operations or financial results are included in Just Energy’s Form 10-K and other reports on file with the U.S. Securities and Exchange Commission which can be accessed at www.sec.gov and with the Canadian securities regulatory authorities which can be accessed through the SEDAR website at www.sedar.com or through Just Energy’s website at investors.justenergy.com.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

FOR FURTHER INFORMATION PLEASE CONTACT:

Investors
Michael Cummings
Alpha IR
Phone: (617) 982-0475
JE@alpha-ir.com

Michael Carter
Just Energy, Chief Financial Officer
Phone: 905-670-4440
pr@justenergy.com

Court-appointed Monitor
FTI Consulting Canada Inc.
Phone: 416-649-8127 or 1-844-669-6340
justenergy@fticonsulting.com

Media
Holly Winter
Longview Communications
Phone: 416-454-7595
hwinter@longviewcomms.ca

Source: Just Energy Group Inc.